THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.

SECURED TERM NOTE

FOR VALUE RECEIVED, The Alkaline Water Company, Inc., a Nevada corporation (the "**Borrower**"), promises to pay to ASSURANCE FUNDING SOLUTIONS LLC, a New York company (the "**Holder**") or its registered assigns or successors in interest, the sum of Two Hundred and Fifty Thousand Dollars ($250,000), together with any accrued and unpaid interest hereon, on May 11, 2016 (the "**Maturity Date**"), if not sooner paid or extended. The obligations set forth herein are secured pursuant to a Security Agreement between the Borrower and the Holder of even date herewith.

ARTICLE I
INTEREST RATE AND AMORTIZATION

1.1 Interest Rate. Subject to Sections 3.2 and 4.9, interest payable on the outstanding principal amount of this Note (the "**Principal Amount**") shall accrue at a rate per annum equal to fifteen percent (15.0%). Interest shall be (i) calculated on the basis of a 365 day year, and (ii) payable monthly on the 11th day of each month, unless such date shall be a Saturday, Sunday or holiday, in which case such payment shall be made on the next day when Banks shall generally be open for business.

1.2 Principal Payments. The entire principal amount of this Note, together with accrued interest, shall be due and payable on the Maturity Date, as such date may be extended or accelerated hereunder.

1.3 Method of Payments. Concurrently with the delivery of this Note to the Holder, the Borrower has delivered fully completed and executed checks for each monthly interest payment and for the repayment of the Principal Amount, each dated as of the date when such payments are due hereunder. The Borrower agrees to take such actions necessary to ensure that good funds are available for the deposit of such checks.

ARTICLE II
OPTIONAL PREPAYMENT; ISSUANCE OF NEW NOTE

2.1 Optional Prepayment in Cash. The Borrower may prepay this Note by paying to the Holder a sum of money equal to one hundred ten percent (110%) of the Principal Amount outstanding at such time together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note; provided that prior to any such prepayment, the Borrower shall provide written notice to the Holder at least 30 days prior to the date of prepayment.

2.2 Issuance of New Note. Upon any repayment of a portion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been paid.

ARTICLE III
EVENTS OF DEFAULT

3.1 Events of Default. The occurrence of any of the following events set forth in this Section 3.1 shall constitute an event of default ("**Event of Default**") hereunder:

(a) Failure to Pay. The Borrower fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, or the Borrower fails to pay any of the other obligations when due, and, in any such case, such failure shall continue for a period of five (5) days following the date upon which any such payment was due.

(b) Breach of Covenant. The Borrower breaches any covenant or any other term or condition of this Note or in any agreement between the Holder and the Borrower of even date herewith in any material respect and such breach, if subject to cure, continues for a period of five (5) days after the occurrence thereof.

(c) Breach of Representations and Warranties. Any representation, warranty or statement made or furnished by the Borrower in this Note or in any agreement between the Holder and the Borrower of even date herewith shall at any time be false or misleading in any material respect on the date as of which made or deemed made.

(d) Defaults. The Borrower or any subsidiary of the Borrower shall default in any of its obligations under any other note, debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Borrower or any subsidiary of the Borrower in an amount exceeding $25,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable..

(e) Bankruptcy. Borrower shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, without challenge within twenty (20) days of the filing thereof, or failure to have dismissed, within ninety (90) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

(f) Judgments. Attachments or levies in excess of $50,000 in the aggregate are made upon either Borrower or any of its assets or a judgment is rendered against

the Borrower's property involving a liability of more than $50,000 which shall not have been vacated, discharged, stayed or bonded within sixty (60) days from the entry thereof;

(g) Insolvency. Borrower shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

(h) Change of Control. A Change of Control (as defined below) shall occur with respect to the Borrower, unless Holder shall have expressly consented to such Change of Control in writing. A "Change of Control" shall mean any event or circumstance as a result of which (i) any "Person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof), other than the Holder, is or becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 50% or more on a fully diluted basis of the then outstanding membership interests of Borrower, or (ii) Borrower merges or consolidates with, or sells all or substantially all of its assets to, any other person or entity;

(i) Exchange Act Reports. The Borrower shall fail to timely file all reports required to be filed by it with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise required by the Exchange Act.

3.2 Default Payment. Following the occurrence and during the continuance of an Event of Default, the Holder, at its option, may demand repayment in full of all obligations and liabilities owing by Borrower to the Holder under this Note, together with interest at a default rate of 24% per annum from and after the event of default.

ARTICLE IV
CERTAIN COVENANTS

4.1 Negative Covenants. As long as any portion of this Note remains outstanding, unless the holders of this Note shall have otherwise given prior written consent, the Borrower shall not, and shall not permit any of its subsidiaries (whether or not a subsidiary on the issue date of this Note("Issue Date")) to, directly or indirectly:

(a) other than indebtedness (x) existing as of the Issue Date, (y) to be incurred in the future that grants liens that are subordinate to the liens granted to the Holder of the Debenture, or (z) incurred in the ordinary course of business for trade expenses (not borrowed money) ("Permitted Indebtedness"), enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, which indebtedness shall be senior is respect to security to this Note;

(b) other than Permitted Liens (as defined below), enter into, create, incur, assume or suffer to exist any liens, charges or encumbrances of any kind or nature ("Liens"), on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom. "Permitted Lien" means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not

yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Borrower's business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of the Borrower's business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower and its consolidated subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) Liens incurred in connection with Permitted Indebtedness.

(c) without the prior consent or waiver by the Holder, amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

(d) repay, repurchase or offer to repay, repurchase or otherwise acquire any indebtedness, other than the Notes as well as Permitted Indebtedness if on a pro-rata basis, other than regularly scheduled principal and interest payments as such terms are in effect as of the Issue Date, provided that such payments shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default exist or occur;

(e) pay cash dividends or distributions on any equity securities of the Borrower;

(f) sell, lease or otherwise dispose of all or substantially all of its assets outside the ordinary course of business, other than de minimis sales. Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition;

(g) So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder's written consent, lend money, give credit or make advances to any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Borrower, except loans, credits or advances (a) in existence or committed on the date hereof and which the Borrower has informed Holder in writing prior to the date hereof, (b) made in the ordinary course of business or (c) not in excess of $10,000; or

(h) enter into any agreement with respect to any of the foregoing.

ARTICLE V
MISCELLANEOUS

5.1 Covenant to Provide Monthly Report. The Borrower shall provide a report on a monthly basis to the Holder, which report shall outstanding accounts receivable of the Borrower, in such form as the Borrower and the Holder shall mutually agree.

5.2 Cumulative Remedies. The remedies under this Note shall be cumulative.

5.3 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.4 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

(a) upon personal or e-mail delivery to the party to be notified;

(b) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

(c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

If to the Borrower, to:

The Alkaline Water Company Inc.
7730 E. Greenway Road, Ste. 203
Scottsdale, AZ 85260
Attn: Richard A Wright
E-mail: Ricky@wtfcpa.com

If to the Holder, to:

Assurance Funding Solutions LLC
PO Box 771
New York, NY 10150
Attention: Mr. Beryl Zyskind
E-mail: bzyskind@aol.com

or at such other address as the Borrower or the Holder may designate by written notice to the other parties hereto given in accordance herewith.

5.5 Amendment Provision. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

5.6 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

The Holder shall not be permitted to assign its rights hereunder to a competitor of the Borrower unless an Event of Default has occurred and is continuing. The Borrower may not assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

5.7 Cost of Collection. In case of any Event of Default under this Note, the Borrower shall pay the Holder reasonable costs of collection, including reasonable attorneys' fees.

5.8 Governing Law, Jurisdiction and Waiver of Jury Trial.

(a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(b) THE BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR ANY OF THE OTHER RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR ANY OF THE RELATED AGREEMENTS; PROVIDED, THAT THE BORROWER ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

5.9 Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform

with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

5.10 Maximum Payments. The Borrower expressly agrees that the amount of interest payable under the Note is acceptable and that the Borrower shall not interpose the defense of usury under any circumstances. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

5.11 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

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IN WITNESS WHEREOF, the Borrower has caused this Secured Term Note to be signed in its name effective as of this xx day of May, 2015.

THE ALKALINE WATER COMPANY INC.

By: /s/ Richard A. Wright
Name: Richard A Wright
Title: Vice President, Secretary, Treasurer, Director

WITNESS:

____
Name: